Exhibit 99.1

AMERICAN VANGUARD CORPORATION

CODE OF CONDUCT AND ETHICS

Adopted March 8, 2006

1.	Goal

At American Vanguard Corporation and its subsidiaries (collectively, the “Company”), our efforts are focused on achieving the business and personal ethical standards as well as compliance with the laws and regulations that are applicable to our business. Adherence to the standards contained in this Code of Conduct and Ethics (the “Code”) will help to ensure decisions that reflect care for all of our stockholders. This Code is intended as general overview of the Company’s guiding principles. The Company has and will publish additional specific policies and procedures (e.g. insider trading, harassment).

This Code is a statement of goals and expectations for individual and generic business conduct. It cannot and is not intended to cover every applicable law or provide answers to all questions that might arise; for that we must ultimately rely on an individual’s sense of what is ethical, including a sense of when it is proper to seek guidance from others on the appropriate course of conduct.

All statements contained in this Code are intended to reflect general policies, principles, and procedures, and do not represent contractual commitments on the part of the Company and may be changed at any time without notice. Without limiting the generality of the foregoing, nothing in this Code should be construed to grant any person any right under any employee benefit plan, program or arrangement.

It is the obligation of each and every director, officer and employee of the Company to become familiar with the goals and policies of the Company and integrate them into every aspect of our business. For purposes of this Code only, reference or use of the term “employee” covers the officers and other employees of the Company and, where the context appears applicable, the non-employee directors of the Company. Our ethics are ultimately determined by all of us as we do our daily jobs. Our standard has been, and will continue to be, that of high ethical conduct.

2.	Code of Conduct

A.	Conflicts Of Interest

As an employee of the Company, each individual owes a duty of loyalty to the Company. Therefore, employees must use the Company’s property, its business opportunities and their positions with the Company exclusively for the benefit of the Company. This means that employees must act in the best interests of the Company, not their own, and that they must always seek to advance the goals of the Company as established by the Board of Directors.

Employees must avoid any situation in which their obligations to the Company compete with their own financial interests, obligations to another company or governmental body or desire to assist relatives or friends. Employees should always refrain from competing with the Company.

Each employee is responsible for recognizing situations in which a conflict of interest is present or might arise and for taking appropriate action to eliminate or prevent such conflict, including reporting the situation to the appropriate level of management.

Where an employee believes he/she is not possible to avoid any of these situations, or to avoid any other conflict of interest, he/she must inform his/her supervisor, if applicable, and make full written disclosure (in advance whenever possible) to a member of the Audit Committee (“Audit Member”) of the Company. A full and timely disclosure of the facts will help the Company and its employees avoid problems.

B.	Gifts

In addition to avoiding actual conflicts of interest, employees must also avoid creating any appearance that their judgment as an employee of the Company may have been influenced by personal considerations, or that they are seeking to obtain business or contracts for the Company based on improper considerations.

Under no circumstances should an employee give gifts, meals, or entertainment to any United States or foreign governmental personnel, to any persons employed by the United States or foreign political parties, to any candidates for political office, or to any intermediaries (for example, commission, agents, sales representatives, or consultants) who might pass on any gifts to these persons. Giving gratuities to such persons may violate United States and/or foreign statutes.

The Company complies with the U.S. Foreign Corrupt Practices Act and the laws of other countries which prohibit the payment of money or anything of value to any person who is a government official, member of a political party or candidate for political office, solely for the purpose of obtaining, retaining or directing business. These laws apply to the Company, the Company’s employees, consultants, business partners and other Company representatives. The Company observes strict accounting standards imposed by these laws on public corporations and their subsidiaries relating to the accuracy of books and records and internal controls.

C.	Confidential Information

All information about the Company’s business and its plans that has not been disclosed to the public is a valuable asset that belongs to the Company. Employees must never (i) use any confidential information relating to the Company for any purpose other than the performance of their duties to the Company, or (ii) disclose any confidential information/trade secrets relating to the Company to anyone, including relatives, friends, or other persons or companies, without written advance authorization by an Audit Member.

Trade secrets and the proprietary information about the Company, its business activities or its customers and suppliers, and information about such customers and suppliers, should be treated as confidential.

D.	Personnel and Other Business Records

An employee may not collect or maintain in the Company’s files information about employees that is not directly related to their services rendered to the Company, except (i) to the Company’s attorneys, (ii) as permitted by this Code or (iii) as authorized by an Audit Member. Nor may an employee disclose any information about another active employee to persons outside the Company. Refer all inquiries relating to verifying the fact of employment or providing information that must be disclosed by law to the appropriate human resource representative. If an employee is unclear about what information must be disclosed by law, he/she must consult with an Audit Member or the appropriate human resource representative.

Inappropriate access or modifications to, or unauthorized destruction of, accounting or other business records is prohibited. These prohibitions apply to all business records and data, regardless of whether such data and records are in written form or electronically stored.

E.	Intellectual Property

In the performance of assigned duties, employees may develop ideas, inventions, software or create original works of authorship relating to the business of the Company (referred to herein as “Intellectual Property”). In consideration of the compensation paid to each employee by the Company, it is the understanding between the Company and each employee that the Company shall have certain rights in the Intellectual Property. Where the subject matter of such Intellectual Property (i) results from or is suggested by any activity which the employee may do for or on behalf of the Company, (ii) is created, invented or developed on the Company time or using the Company’s facilities, property or information, or (iii) is otherwise related to the Company’s business, the employee shall assign all rights in such Intellectual Property to the Company.

At the request of the Company, either during employment or after termination thereof, each employee shall execute or join in executing all papers or documents required for filing of patent or copyright applications in the United States and such foreign countries as the Company may elect for Intellectual Property. Each employee shall assign such patent and copyright applications to the Company or its nominee and shall provide the Company and its agents or attorneys with all reasonable assistance in the preparation and prosecution of such applications, including drawings, specifications and the like, all at the expense of the Company. Each employee shall do all things that may be necessary to establish, protect and maintain the rights of the Company or its nominee in the Intellectual Property in accordance with the intent of this Agreement.

F.	Financial Statements

It is the Code of the Company to fully and fairly disclose the financial condition of the Company in compliance with applicable accounting principles, laws, rules and regulations. All books and records to the Company shall be kept in such a way as to fully and fairly reflect all Company transactions. Clear, open and frequent communication among all management levels and personnel on all significant financial and operating matters will substantially reduce the risk of problems in the accounting and financial reporting areas as well as help achieve operating goals. All management employees are expected to be aware of these risks and to communicate accordingly.

G.	Securities Laws and Insider Trading

It is both illegal and a violation of this Code for any individual to profit from undisclosed information relating to the Company or any other company with which we do business. If an employee is in possession of material inside information that the Company has not yet disclosed to the public, he/she may not purchase or sell any of the securities of the Company or “tip” others to trade in our stock. Material inside information is defined as facts that have not been disclosed to the public that could influence a reasonable investor’s decision to buy or sell a company’s stock or other securities. Examples of inside material information include, but are not limited to, a stock split, a change in the dividend policy, potential mergers, acquisitions or other business opportunities, or financial performance different than market expectations.

If an employee has inside or unpublished knowledge about any of the Company’s suppliers, customers or any other company that we do business with, he/she may not purchase or sell securities of those companies or tip others to do so.

The securities laws provide for penalties not only for those who engage in insider trading, but also for those controlling persons who fail to take appropriate actions when they either knew or should have known that those people within their control were violating these rules. Therefore, it is essential that employees be alert to those situations where others within the Company (particularly over those of whom an employee has some supervisory authority) may not be observing the rules of insider trading.

H.	Antitrust Laws

The United States antitrust laws prohibit agreements or actions in “restraint of trade,” defined as restrictive practices that may reduce or hinder competition. These laws require that decisions be made and activities undertaken without any agreement or coordination with competitors. Among those agreements and activities constituting clear violations are agreements and understandings to fix or control prices and other terms of sale; to allocate products, territories or markets (including store locations); or to limit the production or sale of products. Accordingly, employees must take great care to avoid any communications with the Company’s competitors with respect to these or other business matters.

The antitrust laws also regulate conduct with suppliers and others. Individuals involved in pricing discussions with suppliers must be knowledgeable with respect to the price discrimination rules and must consult with the Audit Member as issues arise.

Because of the complexity of the antitrust laws, it is imperative that advice be sought from the Audit Member regarding this subject.

I.	Political Activity

If employees engage in personal political activity on their own time, they must take care not to imply that they are acting on behalf of the Company.

J.	Discrimination and Sexual Harassment

The Company is committed to a work environment free of any form of sexual harassment. The Company will not tolerate any conduct which constitutes sexual harassment, whether engaged in by supervisory or non-supervisory personnel. The Equal Employment Opportunity Commission (“EEOC”) defines sexual harassment as consisting of unwelcome sexual advances, requests for sexual favors, or physical acts of a sexual or gender based nature where:

•	Submission to such conduct is made either explicitly or implicitly a term or condition of employment.

•	An employment decision is based on an individual’s acceptance or rejection of such conduct.

•	Such conduct interferes with an individual’s work performance or creates a hostile or offensive work environment.

One may not in his/her capacity as an employee of the Company discriminate against any individual or group on the basis of age, race, color, sex, sexual orientation, citizenship, religion, national origin, disability or any other characteristic protected by federal, state, and local laws. This Code applies to all elements of the employee or perspective employee’s work life, including, but not limited to, all decisions with respect to hiring, consideration for promotion or advancement and participation in educational and training programs. Please refer to the American Vanguard Corporation Employee Handbook for additional information.

K.	Environment

The Company is committed to doing all that it can to assist in minimizing the degradation of our natural environment. Accordingly, employees should always take care in disposing of any waste materials or releasing any discharges into the air or water and comply with all applicable regulations and procedures required by law and by Company Code. If an employee is unclear about what is required, he/she must not dispose of any material or release any discharges until he/she has determined what procedures apply.

3.	Code of Ethics

It is critical to the success of the Company and in the best interests of its stockholders that its employees conduct themselves honestly and ethically. In particular, each employee is required to observe the highest standards of ethical business conduct, including strict adherence to this Code. Accordingly, it is the Company’s mandate that each employee comply with the following:

•	Each employee will act at all times honestly and ethically, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships. For purposes of this Code, the phrase “actual or apparent conflict of interest” shall be broadly construed and include, for example, direct conflicts, indirect conflicts, potential conflicts, apparent conflicts and any other personal, business or professional relationship or dealings that has a reasonable possibility of creating even the mere appearance of impropriety.

•

Each employee must ensure that all reasonable and necessary steps within his or her areas of responsibility are taken to provide full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with or submits to the Securities and Exchange Commission or state regulators, and in all regulatory filings. In addition, each employee must provide full, fair, accurate, and understandable information whenever communicating with the Company’s stockholders or the general public.

•	Each employee must conduct Company business in compliance with all applicable federal, state, foreign and local laws and regulations.

•	It is each employee’s responsibility to notify promptly an Audit Member regarding any actual or potential violation of the Code by any employee. It is the duty of the Audit Member to conduct or seek a thorough investigation of the alleged violation by an appropriate disinterested party. Each employee is responsible for ensuring that his or her own conduct complies with this Code.

•	Anyone who violates the provisions of this Code by engaging in unethical conduct, failing to report conduct potentially violative of this Code or refusing to participate in any investigation of such conduct, will be subject to disciplinary actions, up to and including termination of service with the Company.

•	The Board of Directors of the Company shall be responsible for the administration of this Code and shall have the sole authority to grant waivers of its provisions.

•	Each employee, officer and director of the Company shall endeavor to deal fairly with the Company’s customers, suppliers, competitors and employees. None should take unfair advantage of anyone through manipulation, concealment, abuse of privileged information, misrepresentation of material facts, or any other unfair dealing practice.

4.	Dissemination And Enforcement Of The Code

A copy of this Code is, or shortly after its approval by the Board of Directors of the Company will be, available on the Company’s Website at www.american-vanguard.com. A hard copy of this Code is to be provided to all employees of the Company. The Company’s human resources department may redistribute the Code at least once per year to serve as a renewal and will remind employees of their responsibilities under this Code.

A.	Compliance Certification

All employees of the Company will be asked to certify this Code upon receipt. By certifying, the employee acknowledges that he/she has read and understands the conditions of the Code. In addition, annual certifications shall be required of employees at the level of senior management and above.

B.	Penalties for Violations of the Code

It is each employee’s responsibility to resolve with the an Audit Member of the Company any potential conflicts with this Code. Violations of this Code, even in the first instance, may result in disciplinary action up to and including dismissal of employment from or termination of services for the Company. In addition, violations of laws applicable to the Company could result in substantial fines to the Company and individual violators and, in certain instances, imprisonment. No improper or illegal behavior will be justified by a claim that it was ordered by someone in higher authority. No one, regardless of his or her position, is authorized to direct an employee to commit a wrongful act. The Company encourages you to ask questions and seek guidance from your supervisor or anyone on your management team, the Company’s human resources department, or others designated by this Code.

C.	Waivers

Any waivers of this Code made only by the Board of Directors and any waivers for executive officers or directors must be promptly disclosed to the Company’s stockholders.

D.	Reporting Violations of the Code

Any employee of the Company who observes or otherwise becomes aware of any violation of the Code shall report the violation to an Audit Member. If the reporting individual is not satisfied with the response that he or she receives from the Audit Member, he or she may report the matter to any other member of the Board of Directors. The Company forbids retaliation against employees who report violations of the Code in good faith.